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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 16, 2005
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)

         NEW YORK                   1-6663                   11-2037182
(State or other Jurisdiction   (Commission File            (IRS Employer
     of Incorporation)              Number)              Identification No.)

      275 WAGARAW ROAD, HAWTHORNE,                             07506
              NEW JERSEY
(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 16, 2005 Colonial Commercial Corp. (the "Company") issued an offer to purchase all shares of Convertible Preferred Stock that on August 15, 2005 were owned by shareholders who then owned 99 shares or less. The Company will pay $2.00 for each Convertible Preferred Stock properly submitted for purchase. A copy of the Offer and Letter of Transmittal are attached hereto as Exhibit 10.1.

On August 17, 2005 the Company issued a press release announcing the Odd Lot Purchase Offer for its Convertible Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.  Description
  10.1       Offer to Purchase Odd Lot Shares and Letter of
             Transmittal dated August 16, 2005
  99.1       Press Release dated August 17, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COLONIAL COMMERCIAL CORP.
                                       -------------------------
                                              (Registrant)

Date: August 17, 2005                       /s/ Bernard Korn
                                            ----------------
                                              Bernard Korn
                                          Chairman of the Board
                                              and President

                                            /s/ William Salek
                                            -----------------
                                              William Salek
                                         Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.  Description
  10.1       Offer to Purchase Odd Lot Shares and Letter of
             Transmittal dated August 16, 2005
  99.1       Press Release dated August 17, 2005